[PIONEER INVESTMENTS LOGO]

PIONEER
INTERNATIONAL VALUE
FUND*

ANNUAL REPORT 11/30/01

* Formerly Pioneer International Growth Fund. Name change effective July 30,
  2001.

TABLE OF CONTENTS

Letter from the President                                             1

Portfolio Summary                                                     2

Performance Update                                                    3

Portfolio Management Discussion                                       6

Schedule of Investments                                               9

Financial Statements                                                 16

Notes to Financial Statements                                        22

Report of Independent Public Accountants                             28

Trustees, Officers and Service Providers                             29

PIONEER INTERNATIONAL VALUE FUND

LETTER FROM THE PRESIDENT 11/30/01

PIONEER'S NEW PRESIDENT

Daniel T. Geraci recently joined Pioneer Global Asset Management S.p.A. as Chief Executive Officer and President of Pioneer Investment Management USA Inc., the arm of Pioneer responsible for managing our mutual fund portfolios and U.S. business interests.

Earlier, Mr. Geraci served as a senior executive at Fidelity Investments and at Midland Walwyn Capital of Toronto (now Merrill Lynch Canada). He began his career with E.F. Hutton and Company.

"Serving shareholders' interests has always been Pioneer's core value," Mr. Geraci said. "Today, we are redoubling our efforts to earn our customers' continued confidence as we pass through these challenging times."

DEAR SHAREOWNERS,

I'm very pleased to be writing to you for the first time in my new role as president of Pioneer. This letter gives me an opportunity to offer a few thoughts as our nation continues the healing process that began after September 11 and continues today.

Americans have always been a resilient people. For evidence, we need only consider the tremendous surge of national unity that followed the terrorist attacks and that accompanied our servicemen and women as they fought to destroy terrorist networks halfway around the world. That same spirit of resilience can be seen in the historic capacity of our securities markets to regain their footing after disruptive events. Among other examples, World War II, the Gulf War and the recessions of recent decades all triggered market slumps; each decline was followed by a rebound, rewarding investors who stayed the course.

We are now in a recession that began officially in March. Absent other factors, last summer's tax cuts and lower short-term interest rates might have revitalized the economy by now. However, hopes for an early rebound vanished on September 11, and it now appears that the slowdown may persist well into next year. Stock prices have historically led the way out of recessions, moving higher as investors shook off short-term concerns to focus on recovery prospects.

In fact, by year-end the markets seemed to be anticipating a better business climate, as fiscal and monetary stimulus packages work their way through the economy. A turn for the better in the United States could imply recovery for many foreign economies as well.

Since the 1928 introduction of Pioneer Fund, our flagship fund, we have maintained a singular focus on making sound investment decisions for our shareowners. Today, Pioneer is part of a global financial enterprise, with access to more investment information and resources than at any time in our history - state-of-the-art tools that we use daily to manage our funds with your goals in mind.

For the latest information about Pioneer funds, as well as timely, informative articles on investing, I invite you to visit us at www.pioneerfunds.com. And to review how your portfolio now stands in light of your personal objectives, please contact your financial professional. The value of an advisor is never more evident than in times like these.

Thank you for your continued business. Everyone here at Pioneer truly appreciates it.

Respectfully,

/s/ Daniel T. Geraci
Daniel T. Geraci
Pioneer Investment Management, Inc.

PORTFOLIO SUMMARY 11/30/01

[CHART OF PORTFOLIO DIVERSIFICATION]

(As a percentage of equity holdings)

Transportation          2%
Utilities               2%
Capital Goods           4%
Energy                  7%
Technology              8%
Health Care             8%
Communication Services  9%
Financials             19%
Consumer Cyclicals     15%
Basic Materials        14%
Consumer Staples       12%

[CHART OF GEOGRAPHICAL DISTRIBUTION]

(As a percentage of equity holdings)

United Kingdom                          22.3%
Japan                                   13.5%
France                                  12.0%
Switzerland                              8.0%
Germany                                  6.3%
Italy                                    5.6%
Spain                                    5.4%
Australia                                4.9%
Netherlands                              4.7%
Hong Kong                                4.2%
Finland                                  3.4%
South Korea                              1.7%
Sweden                                   1.7%
Singapore                                1.6%
Canada                                   1.5%
Taiwan                                   0.9%
Israel                                   0.8%
People's Republic of China               0.6%
India                                    0.5%
Ireland                                  0.4%

10 LARGEST HOLDINGS
(As a percentage of equity holdings)

1.  Aventis SA                                  2.89%
2.  Reed International Plc                      2.30
3.  GlaxoSmithKline Plc                         2.27
4.  Philips Electronics                         2.27
5.  Cadbury Schweppes Plc                       2.17
6.  Groupe Danone                               2.16
7.  Nestle SA (Registered Shares)               2.15
8.  Total Fina Elf SA                           2.14
9.  ENI S.p.A.                                  2.12
10. Holderbank Financiere
    Glarus Ltd. (Bearer Shares)                 2.09

Fund holdings will vary for other periods.

PERFORMANCE UPDATE 11/30/01                                       CLASS A SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                    11/30/01        11/30/00
                             $13.30          $17.87

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(11/30/00-11/30/01)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS

                             $0.105               -               -

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Value Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) All Country World Free Index (ACWF), excluding the U.S.

AVERAGE ANNUAL TOTAL RETURNS
(As of November 30, 2001)

            NET ASSET   PUBLIC OFFERING
PERIOD         VALUE         PRICE*
Life-of-Class   3.84%        3.13%
(3/25/93)

5 Years        -4.79        -5.91

1 Year        -25.12       -29.43

[CHART OF GROWTH OF $10,000+]

           Pioneer International
                 Value Fund*        ACWF ex U.S. Index
 3/93               $ 9,425              $10,000
                    $10,170              $11,126
11/93               $13,134              $11,220
                    $14,807              $12,819
                    $14,451              $12,927
                    $13,892              $13,381
11/95               $15,002              $13,638
                    $17,153              $14,859
                    $16,713              $15,302
                    $18,635              $16,153
11/97               $18,256              $15,257
                    $19,821              $17,347
                    $16,556              $17,076
                    $17,051              $18,095
11/99               $20,656              $21,112
                    $21,028              $21,442
                    $17,461              $18,987
                    $15,188              $17,710
11/01               $13,074              $15,604

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

+ Index comparison begins March 31, 1993. The MSCI All Country World Free Index, excluding the United States, is composed of 46 markets -- 21 developed countries and 25 emerging countries. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

   Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 11/30/01                                       CLASS B SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                    11/30/01        11/30/00
                             $12.76          $17.22

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(11/30/00-11/30/01)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS

                                 -               -               -

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Value Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) All Country World Free Index (ACWF), excluding the U.S.

AVERAGE ANNUAL TOTAL RETURNS
(As of November 30, 2001)

                  IF         IF
PERIOD           HELD     REDEEMED*
Life-of-Class    -1.84%     -1.84%
(4/4/94)

5 Years          -5.63      -5.77

1 Year          -25.90     -28.86

[CHART OF $10,000+]

          Pioneer International
                Value Fund*       ACWF ex U.S. Index
 4/94             $10,000             $10,000
                  $10,087             $10,003
                  $ 9,803             $10,087
                  $ 9,388             $10,441
11/95             $10,102             $10,642
                  $11,506             $11,594
                  $11,157             $11,940
                  $12,396             $12,605
11/97             $12,093             $11,905
                  $13,076             $13,536
                  $10,877             $13,324
                  $11,146             $14,120
11/99             $13,456             $16,474
                  $13,646             $16,731
                  $11,270             $14,815
                  $ 9,745             $13,819
11/01             $ 8,351             $12,176

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

+ Index comparison begins April 30, 1994. The MSCI All Country World Free Index, excluding the United States, is composed of 46 markets -- 21 developed countries and 25 emerging countries. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 11/30/01                                       CLASS C SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                    11/30/01        11/30/00
                             $12.61          $17.08

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(11/30/00-11/30/01)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS

                                 -               -               -

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Value Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) All Country World Free Index (ACWF), excluding the U.S.

AVERAGE ANNUAL TOTAL RETURNS
(As of November 30, 2001)

                  NET ASSET  PUBLIC OFFERING
PERIOD              VALUE      PRICE/CDSC*
Life-of-Class       -4.39%       -4.56%
(1/31/96)

5 Years             -5.62        -5.81

1 Year             -26.17       -26.90

[CHART OF GROWTH OF $10,000]

       Pioneer International
            Value Fund*         ACWF ex U.S. Index
 1/96         $ 9,900                $10,000
              $10,480                $10,338
11/96         $10,171                $10,647
              $11,299                $11,239
11/97         $11,030                $10,616
              $11,939                $12,070
11/98         $ 9,977                $11,881
              $10,226                $12,590
11/99         $12,340                $14,690
              $12,467                $14,919
11/00         $10,317                $13,210
              $ 8,916                $12,322
11/01         $ 7,617                $10,857

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.

  The MSCI All Country World Free Index, excluding the United States, is composed of 46 markets -- 21 developed countries and 25 emerging countries. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO MANAGEMENT DISCUSSION 11/30/01

Pioneer International Value Fund's fiscal year, which encompassed the 12 months ended November 30, 2001, proved to be quite an inhospitable environment for stocks. The global economic slowdown, which overshadowed the markets for most of the year, quickly became a full-fledged recession in the aftermath of the September tragedies. Consequently, there is little good news to report about the past year. However, as portfolio manager Pavlos M. Alexandrakis discusses in the following interview, the sudden downturn may help to hasten a recovery in international stock prices.

Q: HOW DID INTERNATIONAL STOCKS PERFORM IN LIGHT OF THE GLOBAL ECONOMIC
   SLOWDOWN?

A: It was a disappointing year. Basic materials was the only sector out of the 11 sectors included in the Morgan Stanley Capital International (MSCI) All Country World Free Index (ex U.S.) that achieved positive performance. The Fund's Class A, B and C shares generated total returns of -25.12%, -25.90% and -26.17%, respectively, at net asset value for the year ending November 30, 2001. The Fund's comparative benchmark, the MSCI All Country World Free Index (ex U.S.) returned -17.81% for the same period. The 731 international funds tracked by Lipper, Inc. posted a return of -20.07%. (Lipper is an independent firm that tracks mutual fund performance.) While the Fund's technology and telecommunications weighting was just under that of its benchmark on November 30, it did carry a larger exposure for much of the fiscal year. This was perhaps the single largest factor in the Fund's underperformance relative to its benchmark.

Q: HOW HAVE YOU STRUCTURED THE PORTFOLIO IN THIS DIFFICULT ENVIRONMENT?

A: Since the surprise terrorist attacks - and the sharper-than-expected downturn in economic activity - we've taken steps to position the Fund a bit more defensively. However, we've been careful to not be too cautious, as we believe that a recovery could come as early as the second or third quarter in 2002. Historically, stock markets begin to anticipate a recovery about six months in advance. So, if the rebound is to follow past experience, stock markets may begin to reflect a turnaround in psychology as early as the first or second quarter of 2002. We've structured the portfolio to provide price protection in a down market and price appreciation potential in a rising market. This decision has resulted in a portfolio that is diversified across defensive and cyclical stocks.

   Among the more defensive holdings are pharmaceutical, food and tobacco companies, which make products that people can't do without. We've chosen to avoid luxury goods producers, which could suffer disproportionately slower sales. Fund holdings AVENTIS (France), NESTLE (Switzerland) and BRITISH AMERICAN TOBACCO (United Kingdom) exemplify our strategy here. On the other hand, we're also focusing on cyclical companies, which tend to rally strongly in the early stages of an economic recovery. We currently view the paper/pulp and metals/mining stocks within the basic materials sector very positively. Supply dynamics are favorable and demand is slowly improving, and this balance contributed to two of the few positive stories during the Fund's fiscal year. UPM-KYMMENE (Finland), one of the lowest cost producers of paper and pulp in Europe, was the Fund's best performer for the 12 months ended November 30.

Q: AFTER A 21-MONTH CORRECTION IN PRICES, ARE TECHNOLOGY AND TELECOMMUNICATIONS
   STOCKS SET TO TURN THE CORNER?

A: Not any time soon in our estimation. Unlike the paper and mining industries, the technology and telecommunications sectors are still burdened with excess capacity. We believe the technology sector still has some way to go before valuations become compelling. Only high-tech companies that offer cost-cutting tools are benefiting in the current environment. The outlook for telecommunications stocks is more favorable than it was six or eight months ago but still is not attractive enough to warrant a wholesale shift back into the sector at this time.

   While the Fund started its fiscal year overweighted in these two sectors relative to its benchmark, we trimmed investments in technology and telecommunications steadily during the year. After eliminating a handful of smaller companies or companies that we believed would not be the leaders in their respective markets, the Fund's exposure to the two sectors dropped to 16.4% of the portfolio by November. In addition, we sold semiconductor producer ST Microelectronics (France), because our remaining holdings in companies such as TAIWAN SEMICONDUCTOR (Taiwan) and SAMSUNG (Korea) have implemented effective cost controls and are cheaper, thus, offering greater price appreciation potential.

Q: DO YOU THINK EFFORTS TO BUILD SHAREHOLDER VALUE AND IMPLEMENT CORPORATE
   REFORM ACROSS EUROPE WILL BE SIDETRACKED BY THE CURRENT RECESSION?

A: I don't think so. The downturn will slow economic growth and increase unemployment in the short term, but the monetary union and corporate reforms should stay on track as they remain essential to Europe's ability to assert itself in the global economy. Germany has been at the forefront of these political initiatives - cutting taxes, mending the pension system and restructuring the social welfare system. As the regulatory environment improves, companies can focus more of their resources on their business and, ultimately, create better value for their shareholders.

   Concerning European unification, on January 1, 2002, the 12 first-round entrants - which include Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, and Spain - replaced their currencies with the euro. We believe the single currency will help to lay the groundwork for Europe's reemergence as one of the world's biggest and most efficient marketplaces.

Q: DO YOU EXPECT THE GLOBAL RECESSION TO BE LONG-LIVED OR PARTICULARLY DEEP?

A: No. Much of the news for the past several months has been focused on the economic slowdown. To be sure, unemployment will rise and businesses will take steps to strengthen their financial viability before market conditions improve. However, the September 11th tragedies had the unforeseen consequence of hastening a recession - and ultimately, we think, a recovery. We must not forget that as painful as a correction is, it is a natural part of the economic cycle, which is instrumental in weeding out excess capacity and returning the world economy to financial health. Furthermore, we believe today's low interest rates and low inflation are creating very favorable conditions for stocks to prosper in the coming months.

SCHEDULE OF INVESTMENTS 11/30/01

SHARES                                                                      VALUE
                PREFERED STOCKS - 3.7%
                BASIC MATERIALS - 0.6%
                CHEMICALS (SPECIALTY) - 0.6%
   15,000       Henkel KGAA                                          $    862,780
                                                                     ------------
                TOTAL BASIC MATERIALS                                $    862,780
                                                                     ------------
                CONSUMER CYCLICALS - 3.1%
                AUTOMOBILES - 1.1%
    4,500       Porsche AG                                           $  1,612,171
                                                                     ------------
                PUBLISHING (NEWSPAPERS) - 2.0%
  461,173       News Corp., Ltd.                                     $  3,011,881
                                                                     ------------
                TOTAL CONSUMER CYCLICALS                             $  4,624,052
                                                                     ------------
                TOTAL PREFERRED STOCKS
                (Cost $5,841,465)                                    $  5,486,832
                                                                     ------------
                COMMON STOCKS - 92.3%
                BASIC MATERIALS - 12.6%
                ALUMINUM - 1.3%
   40,000       Pechiney SA                                          $  1,947,144
                                                                     ------------
                CHEMICALS (DIVERSIFIED) - 5.1%
   25,000       Akzo Nobel NV                                        $  1,111,726
   60,000       Aventis SA                                              4,170,149
  500,000       WMC Ltd.                                                2,456,053
                                                                     ------------
                                                                     $  7,737,928
                                                                     ------------
                CONSTRUCTION (CEMENT & GLARUS AGGREGATES) - 2.0%
   14,613       Holderbank Financiere (Glarus) Ltd. (Bearer Shares)  $  3,019,693
                                                                     ------------
                IRON & STEEL - 0.7%
  206,510       Broken Hill Proprietary Co., Ltd.                    $  1,079,196
                                                                     ------------
                METALS MINING - 1.9%
  150,000       Rio Tinto Plc                                        $  2,811,996
                                                                     ------------
                PAPER & FOREST PRODUCTS - 1.6%
   70,000       UPM-Kymmene Corp.                                    $  2,382,430
                                                                     ------------
                TOTAL BASIC MATERIALS                                $ 18,978,387
                                                                     ------------
                CAPITAL GOODS - 3.4%
                AEROSPACE/DEFENSE - 0.9%
  300,000       British Aerospace Plc                                $  1,360,022
                                                                     ------------
                ELECTRICAL EQUIPMENT - 0.5%
2,332,000       Nanjing Panda Electronics Co., Ltd. (Class H)*       $    777,448
                                                                     ------------

   The accompanying notes are an integral part of these financial statements.

                                        9

SHARES                                                                      VALUE
                MANUFACTURING (SPECIALIZED) - 0.4%
  500,000       Esprit Holdings Ltd.                                 $    560,980
                                                                     ------------
                OFFICE EQUIPMENT & SUPPLIES - 1.6%
   70,000       Canon, Inc.                                          $  2,368,549
                                                                     ------------
                TOTAL CAPITAL GOODS                                  $  5,066,999
                                                                     ------------
                COMMUNICATION SERVICES - 8.9%
                CELLULAR/WIRELESS TELECOMMUNICATIONS - 4.3%
   39,200       China Mobile Hong Kong Ltd. (A.D.R.)*                $    692,272
       70       NTT Mobile Communications Networks, Inc.                  914,476
   45,000       SK Telecom Co., Ltd (A.D.R.)                            1,026,000
  180,000       Sonera Group Plc                                          938,283
1,150,000       Vodafone Group Plc                                      2,950,992
                                                                     ------------
                                                                     $  6,522,023
                                                                     ------------
                TELECOMMUNICATIONS (LONG DISTANCE) - 0.9%
  300,000       Cable & Wireless Plc                                 $  1,424,174
                                                                     ------------
                TELEPHONE - 3.7%
  265,200       British Telecom Plc*                                 $  1,044,416
   25,000       Korea Telecom Corp.                                       581,250
  265,200       mm02 Plc*                                                 313,797
      200       Nippon Telegraph & Telephone Corp.*                       827,653
  206,000       Telefonica SA*                                          2,745,420
                                                                     ------------
                                                                     $  5,512,536
                                                                     ------------
                TOTAL COMMUNICATION SERVICES                         $ 13,458,733
                                                                     ------------
                CONSUMER CYCLICALS - 11.7%
                AUTO PARTS & EQUIPMENT - 0.8%
   70,000       Autoliv, Inc. (Swedish Depository Receipt)           $  1,298,494
                                                                     ------------
                AUTOMOBILES - 1.9%
   40,000       Honda Motor Co., Ltd.                                $  1,515,742
   25,000       Renault SA                                                868,333
   20,000       Toyota Motor Corp.*                                       511,198
                                                                     ------------
                                                                     $  2,895,273
                                                                     ------------
                HARDWARE & TOOLS - 1.2%
  311,000       Makita Corp.                                         $  1,839,654
                                                                     ------------
                HOUSEHOLD FURNISHINGS & APPLIANCES - 1.1%
   36,000       Sony Corp.                                           $  1,697,176
                                                                     ------------
                LEISURE TIME (PRODUCTS) - 1.5%
  110,000       Sega Enterprises Ltd.*                               $  2,280,510
                                                                     ------------

   The accompanying notes are an integral part of these financial statements.

                                       10

SHARES                                                                      VALUE
                PUBLISHING - 0.7%
   20,000       Vivendi Universal                                    $  1,032,685
                                                                     ------------
                PUBLISHING (NEWSPAPERS) - 2.2%
  400,000       Reed International Plc                               $  3,330,202
                                                                     ------------
                RETAIL (GENERAL MERCHANDISE) - 0.7%
   30,000       Lawson, Inc.                                         $    976,144
                                                                     ------------
                RETAIL (SPECIALTY) - 1.0%
  150,000       Koninklijke Vendex NV*                               $  1,403,932
                                                                     ------------
                RETAIL (SPECIALTY-APPAREL) - 0.6%
2,000,000       Giordano International Ltd.                          $    910,391
                                                                     ------------
                TOTAL CONSUMER CYCLICALS                             $ 17,664,461
                                                                     ------------
                CONSUMER STAPLES - 11.6%
                BEVERAGES (ALCOHOLIC) - 1.2%
  130,000       Diageo Plc*                                          $  1,372,354
  200,000       Foster's Group Ltd.                                       509,943
                                                                     ------------
                                                                     $  1,882,297
                                                                     ------------
                BEVERAGES (NON-ALCOHOLIC) - 2.1%
  500,000       Cadbury Schweppes Plc                                $  3,136,320
                                                                     ------------
                FOODS - 4.6%
   27,000       Groupe Danone                                        $  3,129,224
   15,000       Nestle SA (Registered Shares)                           3,104,237
  168,700       Tata Tea Ltd. (G.D.S.) (144A)                             632,625
                                                                     ------------
                                                                     $  6,866,086
                                                                     ------------
                HOUSEHOLD PRODUCTS (NON-DURABLES) - 1.8%
  130,000       Kao Corp.                                            $  2,774,262
                                                                     ------------
                TOBACCO - 1.9%
  360,000       British American Tobacco Plc                         $  2,848,349
                                                                     ------------
                TOTAL CONSUMER STAPLES                                $17,507,314
                                                                     ------------
                ENERGY - 6.5%
                OIL & GAS (DRILLING & EQUIPMENT) - 1.0%
  250,000       Enterprise Oil Plc                                   $  1,532,520
                                                                     ------------
                OIL & GAS (REFINING & MARKETING) - 2.1%
   24,000       Total Fina Elf SA                                    $  3,095,368
                                                                     ------------

   The accompanying notes are an integral part of these financial statements.

                                       11

SHARES                                                                      VALUE
                OIL (INTERNATIONAL INTEGRATED) - 3.4%
  800,000       CNOOC Ltd.                                           $    753,957
  260,000       ENI S.p.A.                                              3,057,572
  200,000       Shell Transport & Trading Co.                           1,365,725
                                                                     ------------
                                                                     $  5,177,254
                                                                     ------------
                TOTAL ENERGY                                         $  9,805,142
                                                                     ------------
                FINANCIALS - 18.1%
                BANKS (MAJOR REGIONAL) - 4.1%
  150,000       Banca Popolare di Milano*                            $    526,642
   50,000       Banco Popular Espanol SA                                1,653,819
  250,000       Banco Santander Central Hispano SA                      2,115,974
   60,000       Bank of Ireland*                                          534,703
  208,902       Development Bank of Singapore Ltd.                      1,300,539
                                                                     ------------
                                                                     $  6,131,677
                                                                     ------------
                BANKS (MONEY CENTER) - 2.8%
   45,000       Barclays Plc                                         $  1,367,721
   10,000       BNP Paribas SA*                                           876,394
   50,000       Hang Seng Bank                                            541,747
  180,000       Royal Bank of Scotland Group                              198,230
   50,000       Toronto-Dominion Bank                                   1,258,114
                                                                     ------------
                                                                     $  4,242,206
                                                                     ------------
                FINANCIAL (DIVERSIFIED) - 3.1%
  144,000       Cheung Kong Holdings Ltd.                            $  1,394,052
  323,000       Collins Stewart Holdings Plc                            1,648,478
      400       Mizuho Holdings, Inc.*                                  1,006,167
  300,000       Wharf Holdings Ltd.                                       646,249
                                                                     ------------
                                                                     $  4,694,946
                                                                     ------------
                INSURANCE (LIFE/HEALTH) - 2.5%
    7,000       Allianz AG                                           $  1,642,623
   75,000       Assicurazioni Generali S.p.A.                           2,058,876
                                                                     ------------
                                                                     $  3,701,499
                                                                     ------------
                INSURANCE (MULTI-LINE) - 5.2%
   20,000       Assurances Generales De France*                      $    980,737
   60,000       Axa SA                                                  1,307,471
    7,000       Muenchener Rueckversicherungs Gesellschaft AG           1,877,042
  200,000       Riunione Adriatica di Sicurta S.p.A.                    2,434,378
    5,000       Zurich Financial Services AG*                           1,278,574
                                                                     ------------
                                                                     $  7,878,202
                                                                     ------------

   The accompanying notes are an integral part of these financial statements.

                                       12

SHARES                                                                      VALUE
                REAL ESTATE COMPANIES - 0.4%
  150,000       Henderson Land Development                           $    568,353
                                                                     ------------
                TOTAL FINANCIALS                                     $ 27,216,883
                                                                     ------------
                HEALTH CARE - 7.4%
                BIOTECHNOLOGY - 1.1%
    2,000       Serono SA*                                           $  1,658,031
                                                                     ------------
                HEALTH CARE (DRUGS/MAJOR PHARMCEUTICALS) - 5.5%
   50,000       Chugai Pharmaceuticals*                              $    670,643
  130,270       GlaxoSmithKline Plc                                     3,275,976
   33,000       Schering AG                                             1,773,683
   50,000       Syngenta AG*                                            2,544,956
                                                                     ------------
                                                                     $  8,265,258
                                                                     ------------
                HEALTH CARE (SPECIALIZED SERVICES) - 0.8%
   20,000       Fresnius Medical Care                                $  1,291,528
                                                                     ------------
                TOTAL HEALTH CARE                                    $ 11,214,817
                                                                     ------------
                TECHNOLOGY - 7.5%
                COMMUNICATIONS EQUIPMENT - 1.9%
  210,000       Ericsson LM*                                         $  1,160,775
   70,000       Nokia Oyj*                                              1,630,084
                                                                     ------------
                                                                     $  2,790,859
                                                                     ------------
                COMPUTER (HARDWARE) - 0.7%
  130,130       Compal Electronics                                   $    136,103
    5,000       Samsung Electronics Co.                                   859,621
                                                                     ------------
                                                                     $    995,724
                                                                     ------------
                COMPUTERS (SOFTWARE & SERVICES) - 1.3%
   32,000       Check Point Software Technologies Ltd.*              $  1,225,600
   36,000       Softbank Corp.                                            782,863
                                                                     ------------
                                                                     $  2,008,463
                                                                     ------------
                ELECTRONICS (INSTRUMENTATION) - 0.6%
  367,620       Elec & Eltek International Co., Ltd.                 $    963,164
                                                                     ------------
                ELECTRONICS (SEMICONDUCTORS) - 3.0%
  121,250       Philips Electronics*                                 $  3,275,304
  564,480       Taiwan Semiconductor Manufacturing Co.*                 1,197,183
                                                                     ------------
                                                                     $  4,472,487
                                                                     ------------
                TOTAL TECHNOLOGY                                     $ 11,230,697
                                                                     ------------

   The accompanying notes are an integral part of these financial statements.

                                       13

SHARES                                                                      VALUE
                TRANSPORTATION - 2.2%
                RAILROADS - 0.7%
  110,000       Bombardier Inc. (Class B)                            $    980,018
                                                                     ------------
                SHIPPING - 1.5%
   60,000       Koninklijke Vopak NV*                                $    940,433
  300,000       Seino Transportation Co., Ltd.                          1,387,537
                                                                     ------------
                                                                     $  2,327,970
                                                                     ------------
                TOTAL TRANSPORTATION                                 $  3,307,988
                                                                     ------------
                UTILITIES - 2.4%
                ELECTRIC COMPANIES - 2.4%
  670,000       British Energy Plc                                   $  2,316,244
  400,000       British Energy Plc (Deferred Shares)*                           -
   80,000       Endesa SA                                               1,291,169
                                                                     ------------
                                                                     $  3,607,413
                                                                     ------------
                TOTAL UTILITIES                                      $  3,607,413
                                                                     ------------
                TOTAL COMMON STOCKS
                (Cost $157,781,318)                                  $139,058,834
                                                                     ------------
                TOTAL INVESTMENT IN SECURITIES
                (Cost $163,622,783)                                  $144,545,666
                                                                     ------------
PRINCIPAL
AMOUNT
                TEMPORARY CASH INVESTMENT - 4.0%
                REPURCHASE AGREEMENT - 4.0%
$6,100,000      Credit Suisse First Boston, Inc., 2.07%, dated
                11/30/01,repurchase price of $6,100,000, plus
                accrued interest on 12/3/01 collateralized by
                $4,909,000 U.S. Treasury Bonds, 10.75%, 8/15/05      $  6,100,000
                                                                     ------------
                TOTAL TEMPORARY CASH INVESTMENT
                (Cost $6,100,000)                                    $  6,100,000
                                                                     ------------
                TOTAL INVESTMENT IN SECURITIES AND
                TEMPORARY CASH INVESTMENT - 100%
                (Cost $169,722,783)(a)(b)(c)                         $150,645,666
                                                                     ------------

   The accompanying notes are an integral part of these financial statements.

*  Non-income producing security.

144A Security is exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2001, the value of these securities amounted to $632,625 or 0.4% of total net assets.

(a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:

      United Kingdom                                                      22.3%
      Japan                                                               13.5
      France                                                              12.0
      Switzerland                                                          8.0
      Germany                                                              6.3
      Italy                                                                5.6
      Spain                                                                5.4
      Australia                                                            4.9
      Netherlands                                                          4.7
      Hong Kong                                                            4.2
      Finland                                                              3.4
      South Korea                                                          1.7
      Sweden                                                               1.7
      Singapore                                                            1.6
      Canada                                                               1.5
      Other (Individually less than 1%)                                    3.2
                                                                         ------
                                                                         100.0%
                                                                         ======

(b) At November 30, 2001, the net unrealized loss on investments based on cost for federal income tax purposes of 170,848,698 was as follows:

    Aggregate gross unrealized gain for all investments in
      which there is an excess of value over tax cost              $ 13,921,280
    Aggregate gross unrealized loss for all investments in
      which there is an excess of tax cost over value               (34,124,312)
                                                                   -------------
    Net unrealized loss                                            $(20,203,032)
                                                                   =============

(c) As of November 30, 2001, the Fund had a capital loss carryforward of $76,087,786, which will expire between 2007 and 2009 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2001 aggregated $59,864,111 and $108,613,018, respectively.

   The accompanying notes are an integral part of these financial statements.

BALANCE SHEET 11/30/01

ASSETS:
  Investment in securities, at value (including temporary cash
     investment of $6,100,000) (cost $169,722,783)                       $150,645,666
  Cash                                                                         41,794
  Foreign currencies, at value                                                     30
  Receivables -
     Investment securities sold                                             2,281,014
     Fund shares sold                                                          68,529
     Dividends, interest and foreign taxes withheld                           527,078
     Forward foreign currency settlement hedge contracts, open - net            2,193
                                                                         ------------
       Total assets                                                      $153,566,304
                                                                         ------------

LIABILITIES:
  Payables -
     Fund shares repurchased                                             $    302,754
  Due to affiliates                                                           341,625
  Accrued expenses                                                            151,145
  Other                                                                        13,285
                                                                         ------------
       Total liabilities                                                 $    808,809
                                                                         ------------

NET ASSETS:
  Paid-in capital                                                        $249,066,951
  Accumulated net investment loss                                             (15,294)
  Accumulated net realized loss on investments
     and foreign currency transactions                                    (77,213,700)
  Net unrealized loss on investments                                      (19,077,117)
  Net unrealized loss on forward foreign currency contracts and other
     assets and liabilities denominated in foreign currencies                  (3,345)
                                                                         ------------
       Total net assets                                                  $152,757,495
                                                                         ============

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $123,854,187/9,311,958 shares)                       $      13.30
                                                                         ============
  Class B (based on $24,841,133/1,947,157 shares)                        $      12.76
                                                                         ============
  Class C (based on $4,062,175/322,086 shares)                           $      12.61
                                                                         ============

MAXIMUM OFFERING PRICE:
  Class A                                                                $      14.11
                                                                         ============
  Class C                                                                $      12.74
                                                                         ============

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED 11/30/01

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $371,933)    $  2,892,181
   Interest (net of foreign taxes withheld of $1,094)            173,682
                                                            ------------
         Total investment income                                           $  3,065,863
                                                                           ------------
EXPENSES:
   Management fees                                          $  1,946,283
   Transfer agent fees
      Class A                                                    782,059
      Class B                                                    233,073
      Class C                                                     50,267
   Distribution fees
      Class A                                                    394,489
      Class B                                                    321,590
      Class C                                                     46,736
   Administrative fees                                            97,236
   Custodian fees                                                249,502
   Registration fees                                              39,742
   Professional fees                                              77,350
   Printing                                                       15,491
   Fees and expenses of nonaffiliated trustees                     3,140
   Miscellaneous                                                  12,946
                                                            ------------
      Total expenses                                                       $  4,269,904
      Less fees paid indirectly                                                 (29,176)
                                                                           ------------
      Net expenses                                                         $  4,240,728
                                                                           ------------
         Net investment loss                                               $ (1,174,865)
                                                                           ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized loss from:
      Investments (net of capital gains taxes paid of $90)  $(39,961,512)
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies       (42,932)  $(40,004,444)
                                                            ------------   ------------
   Change in net unrealized gain or loss from:
      Investments                                           $(13,798,169)
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies        44,457   $(13,753,712)
                                                            ------------   ------------
      Net loss on investments and foreign currency
         transactions                                                      $(53,758,156)
                                                                           ------------
      Net decrease in net assets resulting from operations                 $(54,933,021)
                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED 11/30/01 AND 11/30/00

                                                          YEAR ENDED      YEAR ENDED
                                                           11/30/01        11/30/00
FROM OPERATIONS:
  Net investment loss                                    $  (1,174,865) $  (2,216,810)
  Net realized gain (loss) on investments and foreign
   currency transactions                                   (40,004,444)    45,798,321
  Change in net unrealized gain (loss) on investments
   and foreign currency transactions                       (13,753,712)   (80,761,432)
                                                         -------------  -------------
         Net decrease in net assets resulting
           from operations                               $ (54,933,021) $ (37,179,921)
                                                         -------------  -------------
DISTRIBUTIONS TO SHAREOWNERS:
  Net investment income:
   Class A ($0.11 and $0.00 per share, respectively)     $  (1,128,073) $           -
                                                         -------------  -------------
     Total distributions to shareowners                  $  (1,128,073) $           -
                                                         -------------  -------------
FROM FUND SHARE TRANSACTIONS:
   Net proceeds from sale of shares                      $ 246,911,227  $ 570,455,693
   Reinvestment of distributions                               967,523              -
   Cost of shares repurchased                             (280,828,933)  (655,774,815)
                                                         -------------  -------------
     Net decrease in net assets resulting from
         fund share transactions                         $ (32,950,183) $ (85,319,122)
                                                         -------------  -------------
     Net decrease in net assets                          $ (89,011,277) $(122,499,043)
NET ASSETS:
  Beginning of year                                        241,768,772    364,267,815
                                                         -------------  -------------
  End of year (including accumulated undistributed net
   investment income (loss) of $(15,294) and $1,121,969,
   respectively)                                         $ 152,757,495  $ 241,768,772
                                                         =============  =============

                                '01 SHARES     '01 AMOUNT   '00 SHARES     '00 AMOUNT
CLASS A
Shares sold                     14,000,067  $ 231,390,841   25,027,014  $ 529,332,075
Reinvestment of distributions       55,384        967,523            -              -
Less shares repurchased        (15,617,298)  (257,867,103) (27,836,186)  (595,590,986)
                               -----------   ------------  -----------  -------------
     Net decrease               (1,561,847) $ (25,508,739)  (2,809,172) $ (66,258,911)
                               ===========   ============  ===========  =============
CLASS B
Shares sold                        274,348  $   4,072,987      941,701  $  21,125,829
Less shares repurchased           (788,384)   (11,859,823)  (1,836,221)   (40,063,009)
                               -----------   ------------  -----------  -------------
     Net decrease                 (514,036) $  (7,786,836)    (894,520) $ (18,037,180)
                               ===========   ============  ===========  =============
CLASS C
Shares sold                        732,365  $  11,447,399      960,752  $  19,997,789
Less shares repurchased           (708,031)   (11,102,007)    (955,502)   (20,120,820)
                               -----------   ------------  -----------  -------------
     Net increase (decrease)        24,334  $     345,392        5,250  $    (123,031)
                               ===========   ============  ===========  =============

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 11/30/01

                                                                    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                     11/30/01     11/30/00     11/30/99     11/30/98     11/30/97
CLASS A
Net asset value, beginning of year                                   $  17.87     $  21.14     $  17.14     $  23.66     $  23.39
                                                                     --------     --------     ---------    --------     --------
Increase (decrease) from investment operations:
   Net investment income (loss)                                      $  (0.06)    $   0.00(a)  $  (0.09)    $   0.14     $   0.13
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                                  (4.40)       (3.27)        4.29        (2.06)        1.87
                                                                     --------     --------     --------     --------     --------
        Net increase (decrease) from investment operations           $  (4.46)    $  (3.27)    $   4.20     $  (1.92)    $   2.00
Distributions to shareowners:
   Net investment income                                                (0.11)           -        (0.13)       (1.15)       (0.26)
   Net realized gain                                                        -            -            -        (3.45)       (1.47)
   Tax return of capital                                                    -            -        (0.07)           -            -
                                                                     --------     --------     --------     --------     --------
Net increase (decrease) in net asset value                           $  (4.57)    $  (3.27)    $   4.00     $  (6.52)    $   0.27
                                                                     --------     --------     --------     --------     --------
Net asset value, end of year                                         $  13.30     $  17.87     $  21.14     $  17.14     $  23.66
                                                                     ========     ========     ========     ========     ========
Total return*                                                          (25.12)%     (15.47)%      24.77%       (9.35)%       9.28%
Ratio of net expenses to average net assets+                             2.00%        1.71%        1.89%        1.73%        1.69%
Ratio of net investment income (loss) to average net assets+            (0.42)%      (0.45)%      (0.27)%       0.60%        0.51%
Portfolio turnover rate                                                    31%          46%          90%         123%         154%
Net assets, end of year (in thousands)                               $123,854     $194,304     $289,291     $314,381     $395,572
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                          1.99%        1.69%        1.88%        1.72%        1.67%
   Net investment income (loss)                                         (0.41)%      (0.43)%      (0.26)%       0.61%        0.53%

(a) Amount rounds to less than one cent per share.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 +  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

                                                                    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                     11/30/01     11/30/00     11/30/99    11/30/98(a)   11/30/97
CLASS B
Net asset value, beginning of year                                   $  17.22     $  20.56     $  16.63     $  23.09     $  22.89
                                                                     --------     --------     --------     --------     --------
Increase (decrease) from investment operations:
   Net investment loss                                               $  (0.28)    $  (0.28)    $  (0.19)    $  (0.04)    $  (0.06)
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                                  (4.18)       (3.06)        4.13        (1.97)        1.85
                                                                     --------     --------     --------     --------     --------
        Net increase (decrease) from investment operations           $  (4.46)    $  (3.34)    $   3.94     $  (2.01)    $   1.79
Distributions to shareowners:
   Net investment income                                                    -            -        (0.01)       (1.00)       (0.12)
   Net realized gain                                                        -            -            -        (3.45)       (1.47)
   Tax return of capital                                                    -            -        (0.00)(b)        -            -
                                                                     --------     --------     --------     --------     --------
Net increase (decrease) in net asset value                           $  (4.46)    $  (3.34)    $   3.93     $  (6.46)    $   0.20
                                                                     --------     --------     --------     --------     --------
Net asset value, end of year                                         $  12.76     $  17.22     $  20.56      $ 16.63     $  23.09
                                                                     ========     ========     ========     ========     ========
Total return*                                                          (25.90)%     (16.24)%      23.71%      (10.09)%       8.44%
Ratio of net expenses to average net assets+                             2.98%        2.61%        2.72%        2.57%        2.49%
Ratio of net investment loss to average net assets+                     (1.41)%      (1.33)%      (1.14)%      (0.24)%      (0.23)%
Portfolio turnover rate                                                    31%          46%          90%         123%         154%
Net assets, end of year (in thousands)                               $ 24,841     $ 42,380     $ 69,001     $ 58,519     $ 81,438
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                          2.97%        2.59%        2.71%        2.56%        2.47%
   Net investment loss                                                  (1.40)%      (1.31)%      (1.13)%      (0.23)%      (0.21)%

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
(b) Amount rounds to less than one cent per share.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 +  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

                                                                     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                      11/30/01     11/30/00    11/30/99(a)  11/30/98(a)  11/30/97(a)
CLASS C
Net asset value, beginning of year                                   $  17.08     $  20.43     $  16.53     $  22.90     $  22.84
                                                                     --------     --------     --------     --------     --------
Increase (decrease) from investment operations:
   Net investment income (loss)                                      $  (0.22)    $  (0.37)    $  (0.17)    $  (0.02)    $      -
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                                  (4.25)       (2.98)        4.08        (1.87)        1.77
                                                                     --------     -------      --------     ---------    --------
        Net increase (decrease) from investment operations           $  (4.47)    $  (3.35)    $   3.91     $  (1.89)    $   1.77
Distributions to shareowners:
   Net investment income                                                    -            -        (0.01)       (1.03)       (0.24)
   Net realized gain                                                        -            -            -        (3.45)       (1.47)
   Tax return of capital                                                    -            -        (0.00)(b)        -            -
                                                                     --------     --------     --------     --------     --------
Net increase (decrease) in net asset value                           $  (4.47)    $  (3.35)    $   3.90     $  (6.37)    $   0.06
                                                                     --------     --------     --------     --------     --------
Net asset value, end of year                                         $  12.61     $  17.08     $  20.43     $  16.53     $  22.90
                                                                     ========     ========     ========     ========     ========
Total return*                                                          (26.17)%     (16.40)%      23.69%       (9.55)%       8.45%
Ratio of net expenses to average net assets+                             3.33%        2.87%        2.67%        2.38%        2.50%
Ratio of net investment loss to average net assets+                     (1.78)%      (1.61)%      (1.00)%      (0.13)%      (0.03)%
Portfolio turnover rate                                                    31%          46%          90%         123%         154%
Net assets, end of year (in thousands)                               $  4,062     $  5,085     $  5,976     $  6,031     $  9,303
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                          3.25%        2.82%        2.64%        2.35%        2.47%
   Net investment income (loss)                                         (1.70)%      (1.56)%      (0.97)%      (0.10)%       0.00%

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
(b) Amount rounds to less than one cent per share.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 +  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS 11/30/01

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer International Value Fund (formerly Pioneer International Growth Fund) (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees, and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

   The Fund's investments in emerging markets or countries with limited or developing markets, may subject the Fund to greater degree of risk than in a developed market. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in certain countries, and the Fund may be unable to sell portfolio securities until the registration process is completed.

B. FOREIGN CURRENCY TRANSLATION

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. FORWARD FOREIGN CURRENCY CONTRACTS

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D. TAXES

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended November 30, 2001, the Fund paid $90 in such taxes.

   In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of November 30, 2001, the Fund had no reserve related to capital gains. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of November 30, 2001, the Fund had no reserve related to taxes on the repatriation of foreign currencies. Effective May 2, 2001 the Malaysian government eliminated its tax on the repatriation of foreign currencies.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At November 30, 2001, the Fund reclassified $1,165,675 and $43,022 from paid in capital to accumulated net investment loss and accumulated net realized loss on investments and foreign currency transactions, respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

E. FUND SHARES

   The Fund records sales and repurchases of its shares as of trade date. Poineer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $48,835 in underwriting commissions on the sale of Fund shares during the year ended November 30, 2001.

F. CLASS ALLOCATIONS

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3 ). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

G. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM, the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of excess over $500 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At November 30, 2001, $133,719 was payable to PIM related to management fees, administrative fees and certain other expenses.

3. TRANSFER AGENT

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $159,142 in transfer agent fees payable to PIMSS at November 30, 2001.

4. DISTRIBUTION PLANS

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $48,764 in distribution fees payable to PFD at November 30, 2001.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2001, CDSCs in the amount of $186,969 were paid to PFD.

5. EXPENSES OFFSETS

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended November 30, 2001, the Fund's expenses were reduced by $29,176 under such arrangements.

6. FORWARD FOREIGN CURRENCY CONTRACTS

At November 30, 2001, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. As of

November 30, 2001, the Fund had no outstanding portfolio hedges. At November 30, 2001, the gross forward currency settlement contracts receivable and payable were $2,283,206 and $2,281,013, respectively, resulting in a net receivable of $2,193.

7. LINE OF CREDIT FACILITY

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participates in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended November 30, 2001, the Fund had no borrowings under this agreement.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER INTERNATIONAL VALUE
FUND:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer International Value Fund (formerly Pioneer International Growth Fund) (the Fund) as of November 30, 2001, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Value Fund as of November 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
January 10, 2002

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

TRUSTEES

John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Marguerite A. Piret
Daniel T. Geraci
Stephen K. West
John Winthrop

OFFICERS

John F. Cogan, Jr., President
Daniel T. Geraci, Executive Vice President
Vincent Nave, Treasurer
Joseph P. Barri, Secretary

INVESTMENT ADVISOR

Pioneer Investment Management, Inc.

CUSTODIAN

Brown Brothers Harriman & Co.

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP

PRINCIPAL UNDERWRITER

Pioneer Funds Distributor, Inc.

LEGAL COUNSEL

Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT

Pioneer Investment Management
Shareholder Services, Inc.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FACTFONE(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

RETIREMENT PLANS INFORMATION                                    1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                    1-800-225-1997

WRITE TO US:

PIMSS, Inc.
P.O. Box 9014
Boston, Massachusetts 02205-9014

OUR TOLL-FREE FAX                                               1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                      ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                       www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.

[PIONEER INVESTMENTS LOGO]

PIONEER INVESTMENT MANAGEMENT, INC.                              11016-00-0102
60 STATE STREET                            (c) PIONEER FUNDS DISTRIBUTOR, INC.
BOSTON, MASSACHUSETTS 02109                UNDERWRITER OF PIONEER MUTUAL FUNDS
www.pioneerfunds.com                       [GRAPHIC] PRINTED ON RECYCLED PAPER